United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 19, 2007
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 19500 Rancho Way, Suite 116 Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)
310.604.3311
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

UTi Worldwide Inc.
Current Report on Form 8-K
March 19, 2007
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On March 21, 2007, UTi Worldwide Inc. (the “Company”) publicly announced several organizational changes to support the Company’s next five year plan and certain of those organizational changes are described below in this Form 8-K.
(b) On March 19, 2007, it was determined that Matthys J. Wessels would relinquish his role as the Chief Executive Officer - African Region of the Company effective such date. Mr. Wessels will continue to serve as Vice Chairman of the Company’s Board of Directors and will also serve as Chairman of the Company’s newly created Management Board. In addition, on March 19, 2007, it was determined that Mr. MacFarlane intends to retire from his day-to-day executive responsibilities as Chief Executive Officer of the Company after January 31, 2010.
(c) Effective as of March 19, 2007, John Hextall, age 50, was appointed to the role of Executive Vice President and Chief Operating Officer of the Company and named as a member of the Company’s Management Board. Mr. Hextall had previously served as the Executive Vice President - Global Leader of Client Solutions and Delivery of the Company since March 2006. Prior to that, Mr. Hextall served as President of the Company’s Europe Region since May 2001. In June 2004, the duties of President of the Americas Region for Freight Forwarding were added to Mr. Hextall’s responsibilities.
In addition, effective as of March 19, 2007, Lawrence Samuels, age 50, who had been a Senior Vice President of the Company since 1996 and the Chief Financial Officer of the Company since May 2000, was promoted to Executive Vice President and the Chief Financial Officer of the Company and was also named as a member of the Company’s Management Board. Mr. Samuels remains the Company’s principal financial officer and principal accounting officer.
As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 27, 2006 (the February 2006 Report), UTi Services, Inc. (UTi Services), an indirect wholly-owned subsidiary of the Company, entered into employment agreements with Messrs. Hextall and Samuels on February 21, 2006, which agreements continue to remain in effect without material amendment or change. The agreements have substantially similar terms, except that the annual compensation under the agreements is different. In each case, however, the agreements provide that such executive’s annual salary may be increased, but not decreased in the sole discretion of UTi Services. In addition to an annual base salary, each executive is entitled to receive an annual cash performance bonus and to participate in the Company’s equity based incentive plans. The Company or the executive may terminate such agreements for any reason upon six months prior written notice. Under the employment agreements, the executives are entitled to six months severance in the event they are terminated without cause. For a period of one year following a change of control (as defined in the agreements), the executives are entitled to 24 months severance if they are terminated without cause or if they resign for good reason. Under the agreements, the executives are each entitled to four weeks of vacation each year and shall be compensated for earned but unused vacation days determined in accordance with the Company’s vacation policy. During the term of their employment, the executives are entitled to reimbursement for reasonable out of pocket travel and other business expenses and to participate in applicable medical, dental, disability and life insurance plans,

401(k) plans and other employee welfare and benefit plans or programs made available to the Company’s employees generally. The agreements also contain non-disclosure and non-solicitation provisions.
The foregoing summary of the employment agreements for Messrs. Hextall and Samuels is qualified in its entirety by reference to the full text of such employment agreements, which were filed as Exhibits 99.2 and 99.5, respectively, to the February 2006 Report and which are incorporated herein by reference.
(e) Also effective March 19, 2007, Roger I. MacFarlane, the Chief Executive Officer and a director of the Company, entered into an amended and restated employment agreement with UTi Services (the “Amended Agreement”) which, among other things, extended the term of his employment agreement with the Company until January 31, 2010. Mr. MacFarlane has been the Chief Executive Officer since May 2000 and a director of the Company since the Company’s formation in 1995. Additionally, on March 19, 2007, Mr. MacFarlane was appointed to the Company’s Management Board.
Mr. MacFarlane’s Amended Agreement replaces in its entirety Mr. MacFarlane’s prior employment agreement dated September 25, 2000. Under the Amended Agreement, Mr. MacFarlane agrees to serve as the Company’s Chief Executive Officer and in the other positions which the Company may reasonably request. As noted above, Mr. MacFarlane’s Amended Agreement will terminate on January 31, 2010. Under the Amended Agreement, Mr. MacFarlane is entitled to twelve months severance in the event he is terminated without cause or he resigns for good reason. For a period of one year following a change of control (as defined in the Amended Agreement), Mr. MacFarlane is entitled to 24 months severance if he is terminated without cause or he resigns for good reason. In addition, if Mr. MacFarlane is still employed by UTi Services after the one-year anniversary of a change of control, he is entitled to voluntarily resign and receive 24 months salary as severance. The Amended Agreement provides that Mr. MacFarlane will be paid a salary of $475,000 per annum, which is subject to increase but not decrease; provided that Mr. MacFarlane’s annual salary shall be increased to $525,000 effective May 1, 2007. In addition, the Amended Agreement provides that Mr. MacFarlane shall be eligible to participate in bonus and equity based incentive plans and programs. Under the Amended Agreement, Mr. MacFarlane is entitled to no less than four weeks of vacation each year and shall be compensated for earned but unused vacation days determined in accordance with the vacation policy of UTi Services. During the term of his employment, Mr. MacFarlane is entitled to reimbursement for reasonable out of pocket travel and other business expenses and to participate in applicable medical, dental, disability and life insurance plans, 401(k) plans and other employee welfare and benefit plans or programs made available to UTi Services’ employees generally. The Amended Agreement also contains non-disclosure and non-solicitation provisions.
The foregoing summary of Mr. MacFarlane’s Amended Agreement is qualified in its entirety by reference to the full text of such Amended Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
On March 21, 2007, the Company issued a press release disclosing, among other things, the above-referenced organizational updates. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1	Amended and Restated Employment Agreement, dated March 19, 2007, of Mr. Roger I. MacFarlane.

10.2	Employment Agreement of Mr. John Hextall (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 21, 2006).

10.3	Employment Agreement of Mr. Lawrence Samuels (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated February 21, 2006).

99.1	Press Release, dated March 21, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: March 19, 2007	By:	/s/ Lawrence R. Samuels
Lawrence R. Samuels
Executive Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Amended and Restated Employment Agreement, dated March 19, 2007, of Mr. Roger I. MacFarlane.

10.2	Employment Agreement of Mr. John Hextall (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 21, 2006).

10.3	Employment Agreement of Mr. Lawrence Samuels (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K dated February 21, 2006).

99.1	Press Release, dated March 21, 2007